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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) January 10, 2001

                   SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)



Nevada                                  0-29373              33-0836954
------                                  -----------          ----------
(State or other jurisdiction            (Commission          (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)



                              32921 Calle Perfecto
                      San Juan Capistrano, California 92675

              (Address of principal executive offices and Zip Code)

                                 (949) 234-1999
               (Registrant's telephone number including area code)



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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Seychelle Environmental Technologies, Inc.

Item 1. Changes in Control of Registrant.

         Not Applicable

Item 2. Acquisition or Disposition of Assets.

         Not Applicable

Item 3. Bankruptcy or Receivership.

         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant.


         On January 8, 2001, we engaged the firm of Rushall Reital & Randall, 400 South Sierra Avenue, Suite 200, Solana Beach, CA 92075, as our independent accountants for the fiscal year ended February 28, 2001, and on January 9th, 2001 we dismissed Raimondo Pettit Group, our independent auditors for the fiscal year ending February 28th, 2000 and 1999. The change of accountants was approved by our Board of Directors. In the periods from their date of engagement to the date of their dismissal and the date of the engagement of our new accountants, which covers our two most recent fiscal years and any later interim period, we and Raimondo Pettit Group, had no disagreement in accounting principle or practices, financial statement disclosure, or auditing scope or procedure or other events reportable under Item 304 of Regulation S-K, including, but not limited to, any disagreements during our most recent fiscal year and any subsequent interim period preceding the date of resignation. Further, the former auditors report on the financial statements did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. A copy of a letter from Raimondo Pettit Group, agreeing with this statement is attached hereto.

Item 5. Other Events

         Not Applicable

Item 6. Resignation of Registrant's Directors.

         Not Applicable

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

         Accountants' Letter

Item 8. Change in Fiscal Year.

         Not Applicable

Item 9. Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable



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SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                           SEYCHELLE ENVIRONMENTAL TECHNOLOGIES, INC.



Dated: January 10, 2001                By: /s/ Carl W. Palmer
                                          --------------------------------------
                                          Carl W. Palmer
                                          President



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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
16                Letter regarding change of certifying accountant.